For Immediate Release

8x8, Inc. Announces Appointment of New Chief Financial Officer

Oct 7, 2014

SAN JOSE, Calif. (BUSINESS WIRE) — 8x8, Inc. (NASDAQ:EGHT), a provider of cloud-based unified communications, contact center and collaboration services, today announced the appointment of Mary Ellen Genovese as Chief Financial Officer. Ms. Genovese replaces Dan Weirich who announced he will be stepping down after ten years of service to accept a position at a privately held company with a cloud service in the big data space. Mr. Weirich will remain in his role through Friday, October 31, 2014, subsequent to the Company's scheduled earnings release on October 22, 2014 and the filing of its quarterly report for the second quarter of fiscal 2015. Thereafter, he will continue as an employee with the Company in an advisory capacity through December 31, 2014 to facilitate a smooth transition.

Ms. Genovese brings over 25 years of executive experience, including serving as CFO of publicly-traded Trimble Navigation Limited, the leading provider of advanced location-based solutions, building and overseeing strong financial infrastructures and systems, managing acquisitions, driving greater operational efficiencies for growing public companies and establishing strong relationships with the investment community. She most recently served as 8x8's Senior Vice President of Human Resources and, prior to that, was a consultant to the Company and an advisor to the Company's Board of Directors Compensation Committee.

"Mary Ellen and I have worked together for many years, including her time at Savi Technology where she served as my CFO, and I am confident that she is well-prepared to help us pursue our strategic growth initiatives," said 8x8 CEO Vik Verma. "She and Dan will work closely over the coming weeks leading up to our second quarter of fiscal 2015 earnings and through the remainder of the year to ensure a smooth transition."

Mr. Verma continued, "We are reiterating our previous guidance that we expect revenue to grow by at least 25% for the current fiscal year with non-GAAP net income as a percentage of revenue in the high-single digit range."

Prior to joining 8x8, from 2008 to 2011, Ms. Genovese served as a consultant to a Fortune 50 global security company where she evaluated potential technologies to license or spinout with the intent of unlocking value to under-utilized assets. From 2004 through 2006, she was the CFO of Savi Technology, a leading provider of RFID systems and solutions to track cargo containers and their content globally via both public and private clouds. While at Savi, Ms. Genovese led the negotiating team in closing a strategic joint venture with Hutchison Port Holdings, a subsidiary of Hutchison Whampoa, and she prepared the company for a possible IPO event that culminated with the acquisition of Savi by Lockheed Martin.

Prior to Savi, from 2000 to 2004, Ms. Genovese was Chief Financial Officer at Trimble Navigation. While she was Trimble's CFO, the company grew revenues from $271 million to $669 million and maintained strong GAAP operating earnings and positive cash flow growth. Ms. Genovese was also instrumental as CFO in completing numerous acquisitions, securing financing, driving the company's cost reduction programs, and standardizing global policies and system-wide financial reporting capabilities. She played a key role in negotiating the strategic acquisition of Spectra Precision Group, a laser and optical company, for $294 million in 2000. Between 1992 and 2000, Ms. Genovese worked at Trimble in a succession of other increasingly responsible executive positions, including vice president of finance, corporate controller, business unit controller and controller of manufacturing operations. She holds a B.S. Degree in Accounting from Fairfield University and received her CPA license from the State of Connecticut.

"I am very excited to step into 8x8's CFO position," said Ms. Genovese. "Dan has built a world-class finance organization and I'm ready to take it to the next level as we continue to capture increasing market share with our differentiated cloud based offerings. I am looking forward to working with Vik and the rest of the management team to continue our domestic and international growth."

"We thank Dan for his contribution to the growth of 8x8 over the past decade," Mr. Verma continued. "He has played a leading role in our efforts to capture the opportunity for our cloud communications services that exists in the mid-market and distributed enterprise segments."

"8x8 remains well on its path for continued growth and profitability in the U.S. and abroad," said Mr. Weirich. "I have very much enjoyed my tenure at 8x8 and wish the company well during its next phase of growth," said Mr. Weirich.

8x8, Inc. will report its second quarter fiscal 2015 results for the period ended September 30, 2014 after market close on Wednesday, October 22, 2014.

About 8x8, Inc.

8x8, Inc. (NASDAQ:EGHT) is the trusted provider of secure and reliable cloud-based unified communications and virtual contact center solutions to more than 40,000 small, midsize and distributed enterprise organizations operating in over 40 countries across six continents. 8x8's out-of-the-box cloud solutions replace traditional on-premise PBX hardware and software-based systems with a flexible and scalable Software as a Service (SaaS) alternative, encompassing cloud business phone service, contact center solutions, and web conferencing. For additional information, visit www.8x8.com, or www.8x8.com/UK or connect with 8x8 on Google+, Facebook, LinkedIn and Twitter.

Forward Looking Statements

This news release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. These statements include, without limitation, information about future events based on current expectations, potential product development efforts, near and long-term objectives, potential new business, strategies, organization changes, changing markets, future business performance and outlook. Such statements are predictions only, and actual events or results could differ materially from those made in any forward-looking statements due to a number of risks and uncertainties. Actual results and trends may differ materially from historical results or those projected in any such forward-looking statements depending on a variety of factors. These factors include, but are not limited to, market acceptance of new or existing services and features, success of our efforts to target mid-market and larger distributed enterprises, changes in the competitive dynamics of the markets in which we compete, customer cancellations and rate of churn, impact of current economic climate and adverse credit markets on our target customers, our ability to scale our business, our reliance on infrastructure of third-party network services providers, risk of failure in our physical infrastructure, risk of failure of our software, our ability to maintain the compatibility of our software with third-party applications and mobile platforms, continued compliance with industry standards and regulatory requirements, risks relating to our strategies and objectives for future operations, including the execution of integration plans and realization of the expected benefits of our acquisitions, the amount and timing of costs associated with recruiting, training and integrating new employees, introduction and adoption of our cloud communications and collaboration services in markets outside of the United States, and general economic conditions that could adversely affect our business and operating results. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's reports on Forms 10-K and 10-Q, as well as other reports that 8x8, Inc. files from time to time with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement, and 8x8, Inc. undertakes no obligation to update publicly any forward-looking statement for any reason, except as required by law, even as new information becomes available or other events occur in the future.

8x8, Inc.
Joan Citelli, 408-654-0970
Joan.citelli@8x8.com